UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 20, 2023

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 20, 2023, Sunnova Energy Corporation (the “Company”), a wholly owned subsidiary of Sunnova Energy International Inc. (“Sunnova”), announced the commencement of a proposed private offering of senior notes (the “Notes Offering”) as described in Item 8.01.

In connection with the Notes Offering, the Company expects to make available the following information to prospective investors.

We define Cash Flow Available for Debt Service or “CFADS” as (1) (a) net cash from (used in) operating activities of Sunnova and its subsidiaries calculated in accordance with GAAP and, (b) to the extent not duplicative, cash provided from activities from solar energy systems and/or an ancillary technology (“Projects”) when received by the Project company, excluding, in the case of each of clause (a) and (b) above, the effect of the following items: derivative origination and breakage fees from financing structure changes, payments to dealers for exclusivity and other bonus arrangements, net inventory and prepaid inventory (sales) purchases, payments of non-capitalized costs related to acquisitions and capital markets activities of the Company or Sunnova, payments of direct sales costs, excluding inventory, to the extent the related solar energy system is financed through a loan, payments to installers and builders for homebuilder asset-development activities, payments of customer rewards and including the effect of the following items: principal proceeds from customer notes receivable, financed insurance payments, distributions to redeemable noncontrolling interests and noncontrolling interests and (2) adjusted general and administration expenses plus interest payments made on non-recourse financings (other than securitizations), in each case for all or any portion of any such period that ends on or prior to December 31, 2023 and interest payments made on indebtedness other than non-recourse financing, minus principal payments on non-recourse financings constituting securitizations, other than principal repayments funded in exchange for, or out of or with the net cash proceeds of (i) any non-recourse financing, (ii) any indebtedness constituting refinancing indebtedness under the indenture or (iii) the sale or issuance of any equity interests of Sunnova. The foregoing is a summary of the definition of CFADS that will be included in the indenture governing the notes for purposes of calculating compliance with certain of the restrictive covenants described in “Description of the Notes.” This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of liquidity. The GAAP measure most directly comparable to CFADS is net cash from (used in) operating activities. Our calculations of CFADS, as will be defined in our indenture, are not comparable to liquidity measures presented by other companies. Investors should not rely on CFADS as a substitute for any GAAP measure, including net cash used in operating activities. In addition, under the indenture governing the notes, our ability to engage in activities such as incurring additional indebtedness, making investments and paying dividends is expected to be tied to a ratio based on CFADS.

Reconciliation of Non-GAAP Measures

The following is a reconciliation of CFADS to net cash from (used in) operating activities, which is the GAAP measure most directly comparable to CFADS.

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021

Reconciliation of Net Cash Used in Operating Activities to CFADS	(in thousands)
Net cash used in operating activities	$(182,542)	$(162,343)	$(333,426)	$(209,230)
Cash when received from Projects	4,929	5,620	12,394	3,231
Principal proceeds from customer note receivable	80,931	52,653	109,760	66,879
Financed insurance payments	(1,950)	—	—	(2,254)
Derivative origination and breakage fees from financing structure changes	17,571	14,103	33,520	8,936
Distributions to redeemable noncontrolling interests and noncontrolling interests	(18,372)	(12,330)	(29,771)	(15,854)
Payments to dealers for exclusivity and other bonus arrangements	55,747	26,932	50,078	28,850
Net inventory and prepaid inventory purchases for asset-development activities	22,375	79,115	189,321	143,959
Payments of non-capitalized costs related to IPO	—	—	—	—
Payments of non-capitalized costs related to acquisitions	2,018	2,313	6,681	6,776
Payments of non-capitalized costs related to equity offerings	—	—	—	609
Payments of direct sales costs, excluding inventory	7,374	582	3,103	286
Payments to installers and builders for homebuilder asset-development activities	20,411	20,769	45,217	24,967
Payments of customer rewards	464	2,583	5,032	1,240
General and administrative expenses	202,645	138,465	302,004	204,236
Bad debt expense	(23,882)	(17,003)	(43,018)	(25,634)
Depreciation expense	(9,356)	(5,535)	(11,888)	(9,126)
Amortization expense	(14,696)	(14,585)	(29,224)	(21,771)
Impairment and gain (loss) on disposals, net	1	—	—	—
Non-cash compensation expense	(14,318)	(15,596)	(24,218)	(17,236)
ARO accretion expense	(2,234)	(1,735)	(3,701)	(2,897)
Loss on unenforceable contracts	—	—	—	—
Amortization of payments to dealers for exclusivity and other bonus arrangements	(2,961)	(1,735)	(3,701)	(2,897)
Net principal debt repayments related to securitizations	(77,994)	(77,718)	(161,357)	(120,021)
Cash paid for interest not related to securitizations	66,594	24,335	57,692	20,202
CFADS	$132,790	$58,700	$173,872	$83,180

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On September 20, 2023, the Company issued a press release announcing the Notes Offering. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated September 20, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: September 20, 2023	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel